UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 27, 2006
                                                -----------------
                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)   Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 27, 2006, the Board of Directors of SJW Corp. (the "Company") approved an amendment to the Company's Director Compensation and Expense Reimbursement Policies (the "Policies"). Such Policies were amended to set forth the compensation payable to the non-employee Board members of SJWTX Water, Inc., the Company's subsidiary. The Amended and Restated Director Compensation and Expense Reimbursement Policies are attached hereto as Exhibit 10.1 and incorporated into this Form 8-K by reference.

Item 2.02  Results of Operations and Financial Condition.

On July 27, 2006, the Company announced its financial results for the quarter ended June 30, 2006. A copy of the press release announcing these financial results is attached hereto as Exhibit
99.1 and incorporated into this Form 8-K by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit
Number     Description of Document
--------   ------------------------
10.1      Amended and Restated Director Compensation and Expense
          Reimbursement Policies.

99.1      Press Release issued by SJW Corp., dated July 27,
          2006, announcing the Second Quarter Financial Results.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
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July 28, 2006               /s/Angela Yip
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                            Angela Yip, Chief Financial Officer
                            and Treasurer

Exhibit
Number     Description of Document
--------   ------------------------
10.1      Amended and Restated Director Compensation and Expense
          Reimbursement Policies.

99.1      Press Release issued by SJW Corp., dated July 27,
          2006, announcing the Second Quarter Financial Results.